                                                                  Exhibit 99.100

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    _________

                                    FORM 10-K

(Mark One)

    [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                   For the Fiscal Year Ended December 31, 1999

                                       OR

    [_] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 333-81615

                                    _________

                          ANRC AUTO OWNER TRUST 1999-A

                      (AUTONATION RECEIVABLES CORPORATION)
                   (Originator of the Trusts described herein)
             (Exact name of registrant as specified in its charter)

                    Delaware                                    65-092-9038
        (State or Other Jurisdiction of                        (IRS Employer
         Incorporation or Organization)                     Identification No.)

   110 S.E. /6/th Street, Fort Lauderdale, Florida                 33301
       (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (954) 769-7000

Securities registered pursuant to Section 12(b) of the Act:  NONE

Securities registered pursuant to Section 12(g) of the Act:  NONE

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [_] No [X]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

Indicate by check mark whether the registrant is an accelerated filer (as defined in Exchange Act Rule 12b-2). Yes [_] No [X]

State the aggregate market value of the voting and non-voting common equity held by nonaffiliates computed by reference to the price at which the common equity was last sold, or the average bid and asked price of such common equity, as of the last business day of the registrant's most recently completed second fiscal quarter: NOT APPLICABLE

                                     PART I

ITEM 1. BUSINESS

Not applicable.

ITEM 2. PROPERTIES

ANRC Auto Owner Trust 1999-A

       ANRC Auto Owner Trust 1999-A (the "1999 Trust") was formed on October 1, 1999 pursuant to an Owner Trust Agreement between AutoNation Receivables Corporation, as depositor (the "Depositor"), and The Bank of New York (Delaware), as owner trustee (the "Owner Trustee"). Pursuant to an Amended and Restated Owner Trust Agreement, dated as of October 1, 1999, between the Depositor and the Owner Trustee, the 1999 Trust issued a certificate evidencing an interest in the trust property (the "1999 Certificate"). The 1999 Certificate is held by the Depositor.

       Pursuant to an Indenture, dated as of October 1, 1999, between the 1999 Trust, as issuer, and The Chase Manhattan Bank (now JP Morgan Chase Bank), as indenture trustee (the "Indenture Trustee"), the 1999 Trust issued asset-backed notes consisting of $125,000,000 6.16625% Class A-1 Asset-Backed Notes, $314,000,000 6.54% Class A-2 Asset-Backed Notes, $196,000,000 6.75% Class A-3
Asset-Backed Notes and $151,800,000 6.94% Class A-4 Asset Backed Notes (collectively, the "1999 Notes"). The 1999 Notes were registered and publicly offered and sold.

       The assets of the 1999 Trust primarily include a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks. The 1999 Trust's business activities include acquiring and holding the assets of the 1999 Trust and distributing payments on the 1999 Notes and the 1999 Certificate.

       Pursuant to a Sale and Servicing Agreement, dated as of October 1, 1999, among the 1999 Trust, the Depositor, AutoNation Financial Services Corp. ("ANFS") and the Indenture Trustee, ANFS administers and services the 1999 Trust's pool of motor vehicle retail installment contracts.

       The following tables set forth the number and aggregate principal amount of delinquent receivables, the delinquency ratio and the aggregate net losses of the 1999 Trust as of December 31, 1999:

1999 Trust Delinquent Contracts:

                                     Contracts             Amount
                                     ---------             ------
(i)    30-59 days                              926              $ 12,313,795.50
(ii)   60-89 days                              146              $  1,848,889.98
(iii)  90 days or more                          33              $    378,484.41
                                              ----                -------------
                                              1105              $ 14,541,169.89

1999 Trust Delinquent Ratio:

                                                    Amount
                                                    ------

(i)    Delinquent Balance                                $  14,541,169.89
(ii)   Total Pool Balance                                $ 748,145,326.19
(iii)  Delinquency Ratio                                             1.94%

1999 Trust Aggregate Net Losses:

                                                    Amount
                                                    ------

(i)    Cumulative Net Losses                             $       4,670.03
(ii)   Original Portfolio                                $ 794,746,210.70
(iii)  Aggregate Loss Ratio                                         0.001%


ITEM 3. LEGAL PROCEEDINGS

         There is nothing to report with regard to this item.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         There is nothing to report with regard to this item.

                                     PART II

ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         To the knowledge of the Depositor, there is no established public trading market for the 1999 Certificate. To the knowledge of the Depositor, the 1999 Notes are traded in the over-the-counter market to a limited extent.

         The holder of record of the 1999 Certificate as of December 31, 1999 was the Depositor.

         The holder of record of all the 1999 Notes as of December 31, 1999 was Cede & Co., the nominee of The Depository Trust Company ("DTC") in the United States. An investor holding Notes is not entitled to receive a physical certificate representing such Notes except in limited circumstances. Accordingly, Cede & Co. is the sole holder of record of the Notes, which it holds on behalf of brokers, dealers, banks and other participants in the DTC system. Such participants may hold Notes for their own accounts or for the accounts of their customers. The address of Cede & Co. is:

           Cede & Co.
           c/o The Depository Trust Company
           55 Water Street 49/th/ Floor
           New York, New York 10041-0099

ITEM 6. SELECTED FINANCIAL DATA

         Not applicable.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         Not applicable.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

         Not applicable.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

         Not applicable.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         Effective as of May 31, 2002, AutoNation, Inc. ("AutoNation"), parent of ANFS, the servicer to the 1999 Trust, ANRC Auto Owner Trust 2000-A and ANRC Auto Owner Trust 2001-A (collectively, the "Trusts"), appointed Deloitte & Touche LLP ("D&T") as the new independent public accountant to the Trusts. Effective as of May 30, 2002, AutoNation dismissed Arthur Andersen LLP ("Andersen") as the Trusts' independent public accountant. This change in independent public accountant was approved by the Board of Directors of AutoNation. The change resulted from an evaluation process undertaken by AutoNation to identify a new independent public accountant in light of the well-publicized challenges then confronting Andersen.

         During ANFS's two most recent fiscal years and through the date of dismissal, there were no disagreements between ANFS and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, with respect to the Trusts which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its "agreed upon procedures" reports delivered to ANFS.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within each of the Trusts' two most recent fiscal years and through the date hereof.

         During ANFS's two most recent fiscal years and through May 31, 2002, ANFS did not consult with D&T with respect to any of the Trusts regarding any of the matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     Not applicable.

ITEM 11. EXECUTIVE COMPENSATION

     Not applicable.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

     The Depositor is the owner of each of the Certificates.

     The records of DTC indicate that as of December 31, 1999, there were the following participants with more than 5% of each class of the 1999 Notes:

                  Name of Participant                          Original Certificate Principal    % of Class
                                                                           Balance
-----------------------------------------------------------------------------------------------------------
Class A-1         The Bank of New York                                       $ 46,000,000             36.80%
                  One Wall Street
                  New York, NY 10286

                  JP Morgan Chase Bank                                       $ 20,000,000             16.00%
                  14201 Dallas Parkway
                  Dallas, TX  15254

                  State Street Bank and Trust Company                        $ 54,000,000             43.20%
                  1776 Heritage Drive Global Corporate
                  Action Unit JAB 5NW
                  North Quincy, MA  02171

-----------------------------------------------------------------------------------------------------------
Class A-2         Bear Stearns Securities Corp.                              $ 17,335,000              5.52%
                  One Metrotech Center North, 4th Floor
                  Brooklyn, NY  11201-3862

                  LBI-Lehman Government Securities Inc.                      $ 23,685,000              7.54%
                  101 Hudson Street, 30th Floor
                  Jersey City, NJ  07302

                  JP Morgan Chase Bank                                       $148,390,000             47.26%
                  14201 Dallas Parkway
                   Dallas, TX  15254

                  Boston Safe Deposit and Trust Company                      $ 23,720,000              7.55%
                  Mellon Trust
                  525 William Penn Place, Ste 3148
                  Pittsburgh, PA  15259

                  State Street Bank and Trust Company                        $ 56,500,000             17.99%
                  1776 Heritage Drive Global Corporate
                  Action Unit JAB 5NW
                  North Quincy, MA  02171

-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Class A-3           The Bank of New York                             $ 22,000,000           11.22%
                    One Wall Street
                    New York, NY  10286

                    Deutsch Bank Trust Company Americas              $ 76,860,000           39.21%
                    648 Grassmere Park Road
                    Nashville, TN  37211

                    Wachovia Bank N.A. - Phila. Main                 $ 44,000,000           22.45%
                    530 Walnut Street, 1st Floor
                    Philadelphia, PA  19101

                    SSB - Trust Custody                              $ 30,000,000           15.31%
                    2 Heritage Drive
                    North Quincy, MA  02171

-------------------------------------------------------------------------------------------------
Class A-4           J.P. Morgan Securities Inc.                      $ 13,260,000            8.74%
                    34 Exchange Place, 4th Floor
                    Jersey City, NJ  07302

                    The Bank of New York                             $ 19,640,000           12.94%
                    One Wall Street
                    New York, NY  10286

                    Citibank, N.A.                                   $ 27,000,000           17.79%
                    3800 Citibank Center B3-15
                    Tampa, FL  33610

                    Boston Safe Deposit and Trust Company            $ 23,090,000           15.21%
                    Mellon Trust
                    525 William Penn Place, Ste 3148
                    Pittsburgh, PA  15259

                    State Street Bank and Trust Company              $ 38,220,000           25.18%
                    1776 Heritage Drive, Global Corporate
                    Action Unit JAB 5NW
                    North Quincy, MA  02171

                    The Northern Trust Company                       $  7,785,000            5.13%
                    801 South Canal C-IN
                    Chicago, IL  60607
-------------------------------------------------------------------------------------------------

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There is nothing to report with regard to this item.

ITEM 14.  CONTROLS AND PROCEDURES

     Not applicable.

                                     PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

     (a)   (1) Not applicable.
           (2) Not applicable.
           (3) Exhibits - See Exhibit Index included elsewhere in this document.

     (b)   Reports on Form 8-K: None.

     (c)   See (a)(3) above.

     (d)   Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 25th day of June, 2003.

                               AutoNation Receivables Corporation
                               BY: /s/ David M. Jett
                                   -----------------
                                   David M. Jett
                                   Vice President - Finance

SUPPLEMENTAL INFORMATION TO BE FURNISHED WITH REPORTS FILED PURSUANT TO SECTION 15(d) OF THE ACT BY REGISTRANTS WHICH HAVE NOT REGISTERED SECURITIES PURSUANT TO
SECTION 12 OF THE ACT.

     No annual report, proxy statement, form of proxy or other soliciting material has been sent to holders of securities during the period covered by this report and the registrant does not intend to furnish such materials to holders of securities subsequent to the filing of this report.

                                  EXHIBIT INDEX

Exhibit
Number     Description of Exhibit
------     ----------------------

   99.1    ANRC Auto Owner Trust 1999-A Annual Servicer's Certificate

                                                                    Exhibit 99.1

                         ANNUAL SERVICER'S CERTIFICATE

                       AutoNation Financial Services Corp.

         The undersigned, a duly authorized officer of AutoNation Financial Services Corp. (the "Servicer"), as Servicer pursuant to the Sale and Servicing Agreement, dated as of October 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement'), by and among ANRC Auto Owner Trust 1999-A, AutoNation Receivables Corporation, the Servicer and The Chase Manhattan Bank, not in its individual capacity but solely as Indenture Trustee, does hereby certify that:

         a. A review of the activities of the Servicer from October 22, 1999 through December 31, 1999 and of its performance under this Agreement was made under my supervision; and

         b. To the best of my knowledge, based on such review,

         (A) the Servicer has fulfilled all of its obligations under this Agreement throughout the period covered by this certificate and (B) that no default under this Agreement has occurred and is continuing.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 15/th/ day of March, 2000.

                                                 /s/ Marc Bourhis
                                                 -------------------------------
                                                 Name: Marc Bourhis
                                                 Title: Treasurer